UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 13, 2020

ROYAL CARIBBEAN CRUISES LTD.
(Exact name of registrant as specified in its charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)
1050 Caribbean Way, Miami, Florida 33132

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.
On May 13, 2020, Royal Caribbean Cruises Ltd. (the "Company”) provided an update regarding its liquidity and management's plan in anticipation of additional financing transactions. In light of this and circumstances surrounding the COVID-19 pandemic, the Company is also supplementing and updating the risk factor disclosure contained in its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report on Form 10-K”) with the risk factor disclosure filed as Exhibit 99.1 hereto and incorporated herein by reference.

Additionally, in Exhibit 99.2 to this Current Report on Form 8-K, the Company (i) updated Note 1. General of its consolidated financial statements (“Financial Statements”) in its Annual Report on Form 10-K to add a “Management's Plan and Liquidity” discussion, added Note 22. Events Subsequent to Original Issuance of Financial Statements to the Financial Statements in the Annual Report on Form 10-K to add information regarding the Company's recent debt transactions and (ii) the Company's independent registered public accounting firm, reissued its report to include an emphasis-of-matter paragraph. Other than as described in the preceding sentences, Exhibit 99.1 and Exhibit 99.2 do not revise, modify, update or otherwise affect the Annual Report on Form 10-K, including the Financial Statements.
Together with their consolidated subsidiaries, Royal Caribbean Cruises Ltd. are referred to collectively in this report as Royal Caribbean, the “Company,” “our,” “us” and “we.”

Management's Plan and Liquidity
As part of the global containment effort, the Company implemented a voluntary suspension of its global cruise operations effective March 13, 2020, which has subsequently been extended through at least June 11, 2020. On March 14, 2020, concurrent with our and the broader cruise industry’s suspension, the U.S. Centers for Disease Control and Prevention (“CDC”) issued a No Sail Order through April 13, 2020. On April 9, 2020, the CDC modified its existing No Sail Order to extend it until the earliest of (a) the expiration of the Secretary of Health and Human Services’ declaration that COVID-19 constitutes a public health emergency, (b) the date the Director of the CDC rescinds or modifies the No Sail Order or (c) 100 days after the order appears on the Federal Register, which would be July 24, 2020.

Significant events affecting travel, including COVID-19, typically have an impact on the booking pattern for cruise vacations, with the full extent of the impact generally determined by the length of time the event influences travel decisions. Based on our assumptions and estimates and our financial condition, we believe that the liquidity described in the following paragraphs will be sufficient to fund our liquidity requirements for at least the next twelve months. However, there can be no assurance that our assumptions and estimates are accurate due to possible unknown variables, including, but not limited to, whether the CDC will issue additional No Sail Orders on cruises out of the United States. The current No Sail Order is currently set to expire on or before July 24, 2020. The Company, working with the CDC, is developing its enhanced safety and health protocols as well as other operational procedures necessary to return its vessels to service and is targeting mid-summer of 2020 to begin sailings; however, if the ban on cruising is extended beyond the third quarter of 2020, it will have a material adverse impact on our current and forecasted liquidity levels. There are also other unknown variables related to the unprecedented suspension of our operations and, as such, there is significant uncertainty in our ability to predict future liquidity requirements.

As of December 31, 2019, the Company had liquidity of $1.5 billion, consisting of $243.7 million in cash and cash equivalents and $1.3 billion available under our unsecured credit facilities, net of our outstanding commercial paper notes. Subsequent to December 31, 2019 and through May 12, 2020, as described in Note 22. Events Subsequent to Original Issuance of Financial Statements, the Company increased the capacity under our revolving credit facilities by $0.6 billion and fully drew on both facilities, entered into 364-day senior secured term loan for $2.2 billion, which was subsequently increased to $2.35 billion, of which repayments may be extended at our option for an additional 364 days, and secured deferrals of existing debt amortization under our export-credit backed ship debt facilities which increased the Company’s liquidity by an additional $0.8 billion.

The Company has also undertaken several proactive measures as well as has future plans to mitigate the financial and operational impacts of COVID-19, through potential new financing options, if available, reduction of capital expenditures and operating expenses, including furloughing staff, laying up vessels, as well as agreeing not to pay dividends or engage in stock repurchases.

We were in compliance with all of our debt covenants as of December 31, 2019 and through May 12, 2020. Subsequent to December 31, 2019, we amended each of our outstanding facilities to waive all financial covenants in such facilities through and including the first quarter of 2021.

We also have agreements with two credit card processors that transact advance customer ticket deposits and onboard transactions related to our cruise voyages. These agreements allow the credit card processors to require under certain circumstances, including the existence of a material adverse change, excessive chargebacks and other triggering events, that we maintain a reserve which could be satisfied by posting collateral. The maximum reserve requirement under the agreements with the credit card processors is in aggregate $300 million. As of May 12, 2020, we were not required to post collateral under these agreements.

Any covenant waiver may lead to increased costs, increased interest rates, additional restrictive covenants and other available lender protections that would be applicable. There can be no assurance that we would be able to obtain waivers in a timely manner, or on acceptable terms at all. If we were not able to obtain waivers or repay the debt facilities, this would lead to an event of default and potential acceleration of amounts due under all of our outstanding debt and derivative contract payables.

Cautionary Note Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K relating to, among other things, our future performance estimates, forecasts and projections constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements regarding revenues, costs and financial results for 2020 and beyond. Words such as “anticipate,” “believe,” “could,” “driving,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would,” “considering”, and similar expressions are intended to help identify forward-looking statements. Forward-looking statements reflect management’s current expectations, are based on judgments, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the following: the impact of the economic and geopolitical environment on key aspects of our business, such as the demand for cruises, passenger spending, and operating costs; our ability to obtain sufficient financing, capital or revenues to satisfy liquidity needs, capital expenditures, debt repayments and other financing needs; the effectiveness of the actions we have taken to improve and address our liquidity needs; incidents or adverse publicity concerning our ships, port facilities, land destinations and/or passengers or the cruise vacation industry in general; concerns over safety, health and security of guests and crew; the impact of the global incidence and spread of COVID-19, which has led to the temporary suspension of our operations and has had and will continue to have a material negative impact on our operating results and liquidity, or other contagious illnesses on economic conditions and the travel industry in general and the financial position and operating results of our Company in particular, such as: the current and potential additional governmental and self-imposed travel restrictions, the current and potential extension of the suspension of cruises and new additional suspensions, guest cancellations, an inability to source our crew or our provisions and supplies from certain places, the incurrence of COVID-19 and other contagious diseases on our ships and an increase in concern about the risk of illness on our ships or when traveling to or from our ships, all of which reduces demand; unavailability of ports of call; growing anti-tourism sentiments and environmental concerns; changes in US foreign travel policy; the uncertainties of conducting business internationally and expanding into new markets and new ventures; our ability to recruit, develop and retain high quality personnel; changes in operating and financing costs; our indebtedness and restrictions in the agreements governing our indebtedness that limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements; the impact of foreign currency exchange rates, interest rate and fuel price fluctuations; vacation industry competition and changes in industry capacity and overcapacity; the risks and costs associated with protecting our systems and maintaining integrity and security of our business information, as well as personal data of our guests, employees and others; the impact of new or changing legislation and regulations or governmental orders on our business; pending or threatened litigation, investigations and enforcement actions; the effects of weather, natural disasters and seasonality on our business; emergency ship repairs, including the related lost revenue; the impact of issues at shipyards, including ship delivery delays, ship cancellations or ship construction cost increases; shipyard unavailability; and the unavailability or cost of air service.

In addition, many of these risks and uncertainties, as well as those listed in our most recent Annual Report on Form 10-K, are currently heightened by and will continue to be heightened by, or in the future may be heightened by, the COVID-19 pandemic. It is not possible to predict or identify all such risks.

More information about factors that could affect our operating results is included in Exhibit 99.1 in this report and under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K, copy of which may be obtained by visiting our Investor Relations website at www.rclinvestor.com or the SEC’s website at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this Current Report on Form 8-K, which are based on information available to us on the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

23.1		Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm
99.1		Risk Factors
99.2		Item 8. Financial Statements and Supplementary Data
101
The financial statements from Royal Caribbean Cruises Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission on February 25, 2020, as updated by the Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language) are as follows:

	(i)	the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2019, 2018 and 2017;
	(ii)	the Consolidated Balance Sheets at December 31, 2019 and 2018;
	(iii)	the Consolidated Statements of Cash Flows for the years ended December 31, 2019, 2018 and 2017;
	(iv)	the Consolidated Statements of Shareholders' Equity for the years ended December 31, 2019, 2018 and 2017; and
	(v)	the Notes to the Consolidated Financial Statements, tagged in summary and detail.
104		Cover Page Interactive Data File, formatted in iXBRL and contained in Exhibit 101

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.
By:	/s/ JASON T. LIBERTY
Name:	Jason T. Liberty Executive Vice President, Chief Financial Officer

May 13, 2020
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